UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2014

COLGATE-PALMOLIVE COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-644-2 (Commission File Number)	13-1815595 (IRS Employer Identification No.)

300 Park Avenue, New York, NY (Address of Principal Executive Offices)		10022 (Zip Code)

Registrant's telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on June 11, 2014, the Board of Directors of Colgate-Palmolive Company (“Colgate”) elected Mr. Michael B. Polk, President and Chief Executive Officer of Newell Rubbermaid Inc., to the Board of Directors. Mr. Polk, 53, brings considerable operational leadership experience and in-depth knowledge of the fast-moving consumer goods industry to the Colgate Board. Prior to joining Newell Rubbermaid in 2011, Mr. Polk served in various senior leadership roles at Unilever, including President, Global Foods, Home & Personal Care, and at Kraft Foods Inc., where he was President, Kraft Foods Asia Pacific, President, Biscuits and Snacks Sector and was a member of the Kraft Foods Management Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2014	COLGATE-PALMOLIVE COMPANY

By: /s/ Andrew D. Hendry
Name:	Andrew D. Hendry
Title:	Chief Legal Officer and Secretary